Exhibit 99.1


 AMENDED GENERAL MOTORS CORPORATION 2006 Cash-Based Restricted Stock Unit Plan



SECTION 1. PURPOSE The purpose of the Amended General Motors Corporation 2006 Cash-Based Restricted Stock Unit Plan ("the Plan") is to provide incentives to Employees for the creation of stockholder value through awards of Cash-Based Restricted Stock Units. The Corporation believes that these incentives will stimulate the efforts of Employees toward the long-term success of the Corporation and its Subsidiaries, as well as assist in the recruitment of new Employees. Capitalized terms as used in the Plan shall have the definitions as set forth in Section 11 of the Plan.

SECTION 2. ADMINISTRATION The Plan shall be administered by the Committee. The Committee shall have full discretionary power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to (a) select the Employees of the Corporation and its Subsidiaries to whom Awards may from time to time be granted hereunder; (b) determine the number of Shares relating to each Award granted hereunder; (c) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (d) determine whether, to what extent and under what circumstances Awards may be canceled or suspended;
(e) determine whether, to what extent, and under what circumstances payment with respect to an Award shall be deferred at the election of the Participant; (f) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (g) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (h) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

      The Committee may, in its sole discretion, and subject to the provisions of the Plan and applicable law, from time to time delegate any or all of its authority to administer the Plan to the Corporation's Chief Executive Officer. The Chief Executive Officer may only grant Awards in accordance with the terms established by the Committee.

      The decisions of the Committee shall be final, conclusive, and binding with respect to the interpretation and administration of the Plan and any grant made under it. The Committee shall make, in its sole discretion, all determinations arising in the administration, construction, or interpretation of the Plan and Awards under the Plan, including the right to construe disputed or doubtful Plan or Award terms and provisions, and any such determination shall be conclusive and binding on all Persons.

SECTION 3. ELIGIBILITY Any Employee shall be eligible to be selected as a Participant. Substitute Awards may be granted to any holder of an award granted by a company acquired by the Corporation or with which the Corporation combines.

SECTION 4. CONDITIONS PRECEDENT Except for Awards that vest pursuant to Section 6 of this Plan or Awards that vest pursuant to Section 5(c)(ii)(B), settlement of any Award (or portion thereof) shall be subject to the satisfaction of the following conditions precedent that such Participant: (i) continue to render services as an Employee for a period of 12 months following the date of the Award (unless this condition is waived by the Committee), (ii) refrain from engaging in any activity which, in the opinion of the Committee, is competitive with any activity of the Corporation or any Subsidiary (except that employment at the request of the Corporation with an entity in which the Corporation has, directly or indirectly, a substantial ownership interest, or other employment specifically approved by the Committee, shall not be considered to be an activity which is competitive with any activity of the Corporation or any Subsidiary) and from otherwise acting, either prior to or after termination of employment with the Corporation or any Subsidiary, in any manner inimical or in any way contrary to the best interests of the Corporation, and (iii) furnish to the Corporation such information with respect to the satisfaction of the foregoing conditions precedent as the Committee or Corporation shall request. If the Committee shall determine that such Participant has failed to satisfy any of the foregoing conditions precedent, all Awards granted to such Participant shall be immediately canceled.

      As used in this Section 4, the term Participant shall include the beneficiary or beneficiaries designated by such Participant as provided in
Section 9(b) hereof, or if no such designation of any beneficiary or beneficiaries has been made, the Participant's legal representative or other person(s) entitled to any payment or benefit with respect to the Participant pursuant to this Plan. As a further condition precedent to the vesting and settlement of all or any portion of an Award, the Committee may, among other things, require a Participant to enter into such agreements as the Committee considers appropriate and in the best interests of the Corporation.

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SECTION 5. CASH-BASED RESTRICTED STOCK UNITS

(a) Any Award shall be subject to the following terms and conditions and to such other terms and conditions as the Committee shall deem advisable or appropriate, consistent with the provisions of the Plan as herein set forth.

(b) Cash-Based Restricted Stock Units shall be settled or paid as soon as practicable following the vesting thereof, in an amount, for each Share underlying the portion of the Award so vesting, equal to the Fair Market Value of such Share. Payments of Awards will be made solely in cash not later than two and one-half months after the end of the calendar year in which vesting occurs.

(c) Awards granted under this Plan shall, in addition to the other terms and conditions of the Plan, be subject to the following provisions:

      (i) Vesting. Except for Awards that vest pursuant to Section 6 of this Plan, or that vest in the case of death, as set forth in Section 5(c)(ii)(B) below, no portion of any Award shall vest prior to the first anniversary date of the Award date (unless otherwise established by the Committee or its delegate(s)). Unless the Committee shall establish a shorter or longer vesting period or different vesting schedule, beginning on the first anniversary date of the Award, one-third of the Award will vest and be paid, on the second anniversary date of the Award, one-third of the original Award will vest and be paid, and on the third anniversary date of the Award, the final one-third of the original Award will vest and be paid provided that the Participant remains employed through the relevant anniversary date.

      (ii) Termination of Employment. If the Participant's employment terminates for any reason before an Award vests, the unvested portion of such Award then held by such Participant will be terminated, except as follows:

             (A) If, after the first anniversary of the Award's grant date, a Participant retires from the Corporation at age 62 or older with ten or more years of credited service (or equivalent normal retirement age in countries outside the United States), subject to the other terms and conditions of the Plan, payment of such Award shall be delivered in accordance with the original vesting schedule set forth in such Award. A retirement prior to age 62 shall be treated as a voluntary resignation, governed by the general rule set forth in Section 5(c)(ii) above, unless the Committee approves other treatment of the Award at the time of grant.

             (B) If a Participant's employment is terminated by reason of death, mutually satisfactory release, or divestiture of a business unit in which the Participant is employed, all Awards shall be prorated based on the number of months employed during the vesting period, and cash will be delivered in payment of such prorated Award as promptly as is practicable but in no event later than two and one-half months after the end of the calendar year in which the termination of employment occurs.

             (C) If a Participant becomes disabled or begins any other type of approved leave of absence (excluding a leave for civilian local, state or federal governmental service, in which case Awards will be forfeited), unvested Awards will continue to vest while the Employee remains on the approved leave.

      Notwithstanding the foregoing provisions, the Committee may at any time determine that Awards shall vest or terminate on the date of notice of employment termination, or such later date, as it may deem appropriate. In addition, the Committee may from time to time determine in its discretion that Participants retiring from the Corporation during specified time periods under specified circumstances may retain some portion of those Awards granted in the year the retirement occurs, and the Award shall vest or be settled in accordance with the original vesting schedule.


SECTION 6. CHANGE IN CONTROL PROVISIONS

      Upon the occurrence of a Change in Control (as defined in Section 11(d)) and upon the occurrence of a termination of a Participant's employment by the Corporation (other than for gross negligence or deliberate misconduct which demonstrably harms the Corporation) or termination of employment by the participant for Good Reason within 36 months following the Change in Control:

(a) All unvested Awards shall be prorated based on the number of months employed during the vesting period, and cash will be delivered in payment of such prorated Award as promptly as is practicable but not later than two and one-half months after the end of the calendar year in which the termination of employment occurs.

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(b)   If the implementation of any of the foregoing provisions of this Section 6 would cause a Participant to incur adverse tax consequences under Section 409A of the Code, the implementation of such provision shall be delayed until the first date on which such implementation would not cause any adverse tax consequences under Section 409A.

(c) The preceding provisions of this Section 6 shall apply notwithstanding any other provision of the Plan to the contrary, unless the Committee shall have expressly provided in any applicable Award for different provisions to apply in the event of a Change in Control. For the avoidance of doubt, any such different provisions may be more or less favorable to either of the parties to the Award, but if the application of such different provisions is unclear, uncertain, or ambiguous, the provisions of this Section 6 shall govern.


SECTION 7. AMENDMENTS AND TERMINATION The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time provided, however that no such amendment, alteration, suspension, discontinuation or termination shall be made without (a) stockholder approval if such approval is necessary to comply with the rules of the New York Stock Exchange or (b) following a Change in Control, the consent of the affected Participant, if such action would materially impair the rights of such Participant under any outstanding Award.

      The Committee may amend the terms of any Award granted under the Plan, prospectively or retroactively, but following a Change in Control, no such amendment shall materially impair the rights of any Participant without his or her consent.

      The Committee may delegate to another committee, as it may appoint, the authority to take any action consistent with the terms of the Plan, either before or after an Award has been granted, which such other committee deems necessary or advisable to comply with any government laws or regulatory requirements of a foreign country, including, but not limited to, modifying or amending the terms and conditions governing any Awards or establishing any local country plans as sub-plans to this Plan. In addition, under all circumstances, the Committee may make non-substantive administrative changes to the Plan so as to conform with or take advantage of governmental requirements, statutes or regulations.


SECTION 8. DIVIDEND EQUIVALENTS Subject to the provisions of the Plan, the recipient of an Award will receive, at the time declared by the Corporation, cash payments in amounts equivalent to cash or stock dividends on Shares underlying an Award.

      Except as specifically provided at the time of the Award grant, no holder of any Award shall have any other rights of a stockholder with respect to Shares subject to the Award.


SECTION 9. GENERAL PROVISIONS

(a) An Award may not be sold, exercised, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

(b) A Participant holding an Award under this Plan may make a written designation of beneficiary or beneficiaries on a form prescribed by and filed with the Secretary of the Committee. In the event of the death or legal incapacity of the Participant, such beneficiary or beneficiaries or, if no such designation of any beneficiary or beneficiaries has been made, the Participant's legal representative(s) or such other person(s) entitled thereto as determined by a court of competent jurisdiction, may receive payment, in accordance with and subject to the provisions of Sections 5 or 8, respectively, pursuant to the vesting of all or any portion of Award. A designation of beneficiary may be replaced by a new designation or may be revoked by the Participant at any time.

(c) No Employee shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award. Neither the Award nor any benefits arising out of this Plan shall constitute part of a Participant's employment or service contract with the Corporation or any Subsidiary and, accordingly, this Plan and the benefits hereunder may be terminated at any time in the sole discretion of the Corporation without giving rise to liability on the part of the Corporation or any Subsidiary for severance payments. The Awards under this Plan are not intended to be treated as compensation for any purpose under any other Corporation plan.

(d) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have accepted any Award. By accepting an Award pursuant to the Plan a Participant accepts and agrees to all of the terms and provisions of this Plan. Unless affirmatively rejected within [30] days of the date of grant, the award will be deemed accepted.

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(e)   Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment or service contract or confer or be deemed to confer on any Employee or Participant any right to continue in the employ or service of, or to continue any other relationship with, the Corporation or any Subsidiary or limit in any way the right of the Corporation or any Subsidiary to terminate an Employee's employment or a Participant's service at any time, with or without cause.

 (g) No Award granted hereunder shall be construed as an offer by the Corporation to sell securities of the Corporation.

 (h) The Corporation and its Subsidiaries shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Corporation or its Subsidiaries to satisfy all obligations for the payment of such taxes.

(i) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

 (j) The provisions of the Plan shall be construed, regulated and administered according to the laws of the State of Delaware without giving effect to principles of conflicts of law, except to the extent superseded by any controlling Federal statute.

(k) If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(l) For purposes of this Plan, a qualifying leave of absence (excluding a leave for civilian, local, state or federal governmental service,) shall not constitute a termination of employment. If approved by the Committee in its sole discretion, a Participant's absence or leave because of military service, disability or other reason shall not be considered an interruption of employment for any purpose under the Plan.

(m) If the Corporation shall have any unpaid claim against the Participant arising out of or in connection with such Participant's employment with the Corporation, such claim may be offset against Awards under this Plan. Such claim may include, but is not limited to, unpaid taxes, or corporate business credit card charges.

(n) Notwithstanding any provision of this Plan, no Plan provisions will be allowed or implemented against any individual Plan Participant if they would cause such otherwise eligible Plan Participant to be subject to tax (including interest and penalties) under Section 409A of the Code.


SECTION 10. TERM OF PLAN The Plan shall terminate on May 31, 2007.


SECTION 11. DEFINITIONS As used in the Plan, the following terms shall have the meanings set forth below:

(a)   "Award" shall mean any award hereunder of Cash-Based Restricted Stock
Units.

(b)   "Board" shall mean the Board of Directors of the Corporation.

(c) "Cash-Based Restricted Stock Unit" shall mean a unit valued by reference to a designated number of Shares representing a contractual right (subject to such restrictions and conditions as the Committee may impose) to receive a cash payment upon settlement of such Award or portion thereof in accordance with the terms of the Plan. Any payment by the Corporation in respect of such Unit will be made in cash.

(d)   "Change in Control" shall mean the occurrence of any of the following:

      a. any "person" or "group" as those terms are used in the Exchange Act, other than any employee benefit plan of GM or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Corporation, is or becomes the current beneficial owner, within the meaning of Rules 13d-3 and 13d-5 promulgated under the Exchange Act, of GM securities representing in the aggregate 20% or more of the combined voting power of GM's then outstanding securities entitled to vote in general matters coming before stockholders of the Corporation, whether in a meeting or otherwise; provided, however, that the provisions of this subsection (a) are not intended to apply to or include as a Change in Control any transaction that is specifically excepted from the definition of Change in Control under subsection (c) below.

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      For purposes of this section (a), an interpretation by a majority of the directors of the Corporation of the foregoing definitions of "person," and "group," and their determination in connection therewith if embodied in a duly adopted resolution of the Board of Directors of the Corporation or a proper committee thereof, to the effect that the acquisition of the Corporation's securities by a person or a group has caused a Change in Control, shall be final, binding and conclusive for all purposes under the terms of this Plan, and no revocation of that decision, rescission of that resolution or change to the terms hereof shall alter the effect of the resolution of the Board of Directors that a Change in Control has occurred unless the effect thereof shall not have an adverse effect on employees covered by this Plan to the extent they have benefited or will benefit by reason of such resolution;

      b. during any two-year period, Incumbent Directors, as hereinafter defined, cease for any reason to constitute a majority of the Board. For purposes of this paragraph, "Incumbent Director" shall mean the directors of the Corporation on the Effective Date and any new directors whose election by the Board or nomination for election by the Corporation's stockholders was approved by at least two-thirds of the directors still in office who were Incumbent Directors (including individuals whose appointment or election to office after the Effective Date satisfied the requirements of this paragraph); provided, however, that, notwithstanding the foregoing, no individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act or successor statutes or rules containing analogous concepts) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or "person" other than the Board, shall in any event be considered to be an Incumbent Director;

      c. GM merges, consolidates or combines with any other corporation or other entity, other than a merger, consolidation, combination or any similar transaction, without regard to the form thereof, (i) that would result in all or a portion of the voting securities of GM outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or parent entity thereof) securities representing more than 50% of the combined voting power of the voting securities of GM or such surviving entity (or parent entity thereof) outstanding immediately after such merger or consolidation and (ii) by which the corporate existence of GM is not affected and following which GM's chief executive officer would retain his or her position with GM and the GM directors would remain on the Board of the Corporation and constitute a majority thereof; provided, however, that if GM is not the ultimate parent of the controlled group of which it is a member, references to GM in clause (ii) of this subsection shall be deemed to refer to such ultimate parent of the Corporation or its successor;

      d. GM sells or otherwise disposes of all or substantially all of its assets; or

      e. the stockholders of the Corporation approve a plan of complete liquidation of GM.

(e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, and any reference to any section of the Code shall also include any successor provision thereto.

(f) "Committee" shall mean the Executive Compensation Committee of the Board or such other persons or committee to whom it has delegated any authority, as may be appropriate.

(g) "Corporation" shall mean General Motors Corporation, a Delaware corporation.

(h)   "Director" shall mean a member of the Board.

(i)   "Effective Date" shall mean June 6, 2006, the date this Plan is effective.

(j) "Employees" shall mean persons (A) who are employed by the Corporation or any Subsidiary (as such term is defined herein), or (B) who accept (or previously have accepted) employment, at the request of the Corporation, with any entity not described in (A) above but in which the Corporation has, directly or indirectly, a substantial ownership interest. The rights reserved herein shall, among other things, permit the Committee to determine when, and to what extent, individuals otherwise eligible for consideration shall become or cease to be, as the case may be, Employees for purposes of this Plan and to determine when, and under what circumstances, any individual shall be considered to have terminated employment for purposes of this Plan. To the extent determined by the Committee, the term Employees shall be deemed to include former Employees and any beneficiaries thereof.

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      The term "Employee" shall not include the following classes of individuals, regardless of whether the individual is a common-law employee of the Corporation: (1) Any individual who provides services to the Corporation where there is an agreement with a separate company under which the services are provided. Such individuals are commonly referred to by the Corporation as "contract employees", "contract workers" or "bundled- services workers or employees"; (2) Any individual who has signed an independent contractor agreement, consulting agreement, or other similar personal service contract with the Corporation; (3) Any individual that the Corporation classifies as an independent contractor, consultant, contract employee, contract worker, or bundled services worker or employee during the period the individual is so classified by the Corporation.

(k) "Employer" shall mean as applicable to any Participant, the Corporation or Subsidiary that employs the Participant

(l)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(m) "Fair Market Value" shall mean, with respect to Shares, as of any date, the average of the high and low trading prices for the Shares as reported on the New York Stock Exchange Composite Tape for that date or, if no such prices are reported for that date, the average of the high and low trading prices on the immediately preceding date for which such prices were reported, unless otherwise determined by the Committee.

(n) "Good Reason" for termination by the Participant of the Participant's employment shall mean the occurrence (without the Participant's express written consent) of any one of the following acts by the Employer, or failures by the Employer to act, following the occurrence of a Change in Control:

      (i) a significant adverse change in the Participant's authority, duties, responsibilities or position from those in effect immediately prior to the Change in Control; provided that, notwithstanding the foregoing, the following are not "Good Reason": (a) an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Participant, or (b) a change of less than two levels in the position to which the Participant reports, or (c) a change in the person to whom the Participant reports:

      (ii) a reduction in the Participant's annual base salary as in effect immediately prior to the Change in Control or as the same may be increased from time to time following the Change in Control, or a reduction in the level of the Participant's incentive opportunity under the Incentive Plans as in effect immediately prior to the Change in Control or as the same may be increased from time to time following the Change in Control;

      (iii) the Employer's requiring the Participant to change the principal workplace location at which the Participant is based to a location that is greater than 50 miles distant from such Participant's principal workplace location immediately prior to the date of such change of location;

      (iv) the failure by the Corporation or the Employer (as applicable) to pay to the Participant (a) any portion of the Participant's annual base salary, (b) any awards earned pursuant to the Incentive Plans or (c) any portion of an installment of deferred compensation under any deferred compensation program of the Corporation or any of its Subsidiaries, in each case within seven days of the date such compensation is due;

      (v) the failure by the Corporation or the Employer (as applicable) to continue in effect any compensation plan or program in which the Participant participates immediately prior to the Change in Control and which is material to the Participant's total compensation, including, without limitation, the Incentive Plans or any plans or programs adopted in substitution thereof prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or the failure by the Corporation or the Employer (as applicable) to continue the Participant's participation therein (or in such substitute or alternative plan or program) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Participant's participation relative to other positions, as existed at the time of the Change in Control;

      (vi) the failure by the Corporation or the Employer (as applicable) to continue to provide the Participant with benefits substantially similar to those enjoyed by the Participant under any of the Corporation's or the Employer's (as applicable) pension and retirement, fringe benefit and welfare plans, including life insurance, medical, health and accident, disability, and vacation plans and programs in which the Participant participates immediately prior to the Change in Control or the taking of any action by the Corporation or the Employer (as applicable) which would directly or indirectly materially reduce any of such benefits or deprive the Participant of any material fringe benefits enjoyed by the Participant immediately prior to the Change in Control;

      (vii) the failure by the Corporation or the Employer (as applicable) to continue to provide the Participant with indemnification and insurance coverage under the Corporation's Certificate of Incorporation, Bylaws and any applicable agreement to which the Participant is a party or of which the Participant is a beneficiary, which is substantially the same as that enjoyed by the Participant under any such instruments or arrangements immediately prior to the Change in Control;

      (viii) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Plan; or

      (ix) any purported termination of the Participant's employment by the Corporation or the Employer (as applicable) which is not effected pursuant to a Notice of Termination.

      The Participant's right to terminate the Participant's employment for Good Reason shall not be affected by the Participant's incapacity due to physical or mental illness.

      The Participant's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder. Notwithstanding the foregoing, the occurrence of an event that would otherwise constitute Good Reason hereunder shall cease to be an event constituting Good Reason if (i) the Participant fails to provide the Corporation with notice of the occurrence of any of foregoing within the six-month period immediately following the date on which the Participant first becomes aware (or reasonably should have become aware) of the occurrence of such event, (ii) the Participant fails to provide the Corporation with a period of at least thirty days from the date of such notice to cure such event prior to terminating his or her employment for Good Reason or (iii) Notice of Termination is not provided to the Corporation by the Participant within ninety days following the day on which the thirty-day period set forth in the preceding clause (ii) expires; provided, that the notice period required by clause (ii) and referred to in clause (iii) shall end two days prior to the third anniversary of the Change in Control in the event that the third anniversary of the Change in Control would occur during such thirty-day period.

(o) "Notice of Termination" shall mean a notice that indicates the basis for any termination of employment and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of a Participant's employment.

(p) "Participant" shall mean an Employee who is selected by the Committee or the Board from time to time in their sole discretion to receive an Award under the Plan.

(q) "Person" shall mean any individual, corporation, partnership, association, limited liability corporation, joint-stock corporation, trust, unincorporated organization or government or political subdivision thereof, including any Employee or Participant of the Corporation and its Subsidiaries.

(r) "Shares" shall mean shares of GM Common Stock of the Corporation, $1 2/3 par value.

(s) "Subsidiary" shall mean (A) a corporation of which capital stock having ordinary voting power to elect a majority of the board of directors of such corporation is owned, directly or indirectly, by the Corporation or (B) any unincorporated entity in respect of which the Corporation can exercise, directly or indirectly, comparable control.

(t) "Substitute Awards" shall mean Awards granted by the Corporation in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a corporation acquired by the Corporation or with which the Corporation combines.